Exhibit 99.1

MONTHLY SUMMARY HIGHLIGHTS

APRIL 2008
➢	Fannie Mae’s Book of Business grew at a compound annualized rate of 6.7 percent in April.

➢	Gross Mortgage Portfolio grew 9.8 percent in April. Net Retained Commitments were $30.7 billion.

➢	Fannie Mae MBS and Other Guarantees rose at a compound annualized rate of 7.2 percent during the month.

➢	Total Fannie Mae MBS Issuances were $58.6 billion in April.

➢	The Conventional Single-Family Serious Delinquency Rate rose five basis points in March to 1.15 percent (latest data available). The Multifamily Serious Delinquency Rate fell one basis point to 0.09 percent in March.

➢	The Effective Duration Gap on Fannie Mae’s portfolio averaged plus two months in April.
MORTGAGE MARKET HIGHLIGHTS
➢	According to the Mortgage Bankers Association’s Weekly Mortgage Applications Survey, the average level of conventional refinance application activity was down by 19.7 percent in April after dropping 24.9 percent in March.
➢	GSE MBS issuance totaled about $99 billion in April, up 8 percent from the volume of GSE MBS issued in March.

TABLE 1. TOTAL BOOK OF BUSINESS COMPONENTS ($ in Millions) 1

	Gross Mortgage		Total Fannie Mae MBS		Fannie Mae MBS
	Portfolio	+	and Other Guarantees	-	in Portfolio	=	Total Book	Compounded	New Business
	[Table 3]		[Table 4]		[Table 5]		of Business	Growth Rate	Acquisitions

April 2007	$710,586		$2,167,274		$275,253		$2,602,608	8.1%	$52,690
May 2007	718,257		2,198,466		274,360		2,642,363	20.0%	66,387
June 2007	722,475		2,222,813		274,507		2,670,782	13.7%	64,039
July 2007	729,840		2,249,638		277,468		2,702,010	15.0%	66,368
August 2007	728,886		2,279,451		274,638		2,733,698	15.0%	65,029
September 2007	723,813		2,305,962		267,397		2,762,378	13.3%	66,497
October 2007	732,291		2,336,005		264,959		2,803,337	20.0%	66,330
November 2007	722,032		2,373,652		258,679		2,837,005	15.4%	63,724
December 2007	723,976		2,421,566		255,947		2,889,595	24.7%	73,383
Full Year 2007	$723,976		$2,421,566		$255,947		$2,889,595	14.3%	$746,119

January 2008	$720,985		$2,442,947		$253,404		$2,910,528	9.0%	$53,986
February 2008	721,579		2,482,790		250,332		2,954,037	19.5%	78,372
March 2008	722,768		2,494,670		247,620		2,969,818	6.6%	59,667
April 2008	728,414		2,509,223		251,673		2,985,964	6.7%	65,891
YTD 2008	$728,414		$2,509,223		$251,673		$2,985,964	10.3%	$257,916

TABLE 2. PORTFOLIO COMMITMENTS ($ in Millions) 1

	Commitments	Commitments	Net Retained
	to Purchase, Net	to Sell	Commitments

April 2007	$20,110	$(8,420)	$11,689
May 2007	29,600	(12,077)	17,523
June 2007	33,297	(9,197)	24,100
July 2007	34,416	(15,896)	18,520
August 2007	44,259	(43,802)	457
September 2007	40,214	(26,589)	13,625
October 2007	26,030	(17,803)	8,227
November 2007	28,874	(33,423)	(4,549)
December 2007	20,759	(9,444)	11,315
Full Year 2007	$351,723	$(225,670)	$126,053

January 2008	$24,652	$(18,365)	$6,287
February 2008	25,063	(17,268)	7,795
March 2008	30,995	(22,900)	8,095
April 2008	45,848	(15,188)	30,660
YTD 2008	$126,558	$(73,721)	$52,837

TABLE 3. GROSS MORTGAGE PORTFOLIO ($ in Millions) 1

				Compounded	Annualized
Purchases [2]	Sales	Liquidations	End Balance	Growth Rate	Liquidation Rate
$9,964	$(2,111)	$(10,073)	$710,586	(3.7%)	(16.96%)
21,776	(3,640)	(10,466)	718,257	13.8%	(17.67%)
16,936	(2,341)	(10,378)	722,475	7.3%	(17.34%)
21,219	(4,588)	(9,266)	729,840	12.9%	(15.39%)
16,429	(7,690)	(9,692)	728,886	(1.6%)	(15.94%)
11,926	(7,944)	(9,055)	723,813	(8.0%)	(14.91%)
20,957	(3,905)	(8,574)[3]	732,291	17.3%[3]	(12.74%)[3]
13,997	(16,279)	(7,977)	722,032	(15.6%)	(13.07%)
12,796	(3,550)	(7,302)	723,976	3.3%	(12.14%)
$182,471	$(69,034)	$(113,860)	$723,976	(0.1%)	(15.72%)

$8,913	$(4,541)	$(7,363)	$720,985	(4.8%)	(12.20%)
11,593	(3,347)	(7,652)	721,579	1.0%	(12.74%)
15,817	(5,648)	(8,980)	722,768	2.0%	(14.93%)
17,961	(3,425)	(8,890)	728,414	9.8%	(14.76%)
$54,284	$(16,961)	$(32,885)	$728,414	1.9%	(13.63%)

TABLE 4. FANNIE MAE GUARANTEED SECURITIES AND MORTGAGE LOANS ($ in Millions) 1

				Fannie Mae	Other	Total Fannie Mae			Fannie Mae
	Total Fannie Mae MBS			MBS Annualized	Fannie Mae	MBS and Other	Compounded	Mortgage	Guaranteed Securities
	Issuances [4]	Liquidations	End Balance	Liquidation Rate	Guarantees	Guarantees	Growth Rate	Loans	and Mortgage Loans

April 2007	$45,833	$(30,099)	$2,142,864	(16.98%)	$24,410	$2,167,274	9.6%	$286,262	$2,453,536
May 2007	50,915	(30,430)	2,163,349	(17.04%)	35,117	2,198,466	18.7%	291,299	2,489,765
June 2007	53,130	(31,794)	2,184,685	(17.64%)	38,128	2,222,813	14.1%	292,997	2,515,810
July 2007	56,129	(28,932)	2,211,883	(15.89%)	37,756	2,249,638	15.5%	295,314	2,544,953
August 2007	56,690	(26,611)	2,241,962	(14.44%)	37,489	2,279,451	17.1%	298,151	2,577,602
September 2007	58,385	(32,367)	2,267,980	(17.32%)	37,982	2,305,962	14.9%	301,289	2,607,251
October 2007	49,424	(15,707)[5]	2,301,697	(10.03%)[5]	34,308 [5]	2,336,005	16.8%[5]	312,572 [6]	2,648,577
November 2007	62,582	(24,762)	2,339,517	(12.91%)	34,135	2,373,652	21.1%	317,579	2,691,231
December 2007	64,015	(23,541)	2,379,991	(12.07%)	41,575	2,421,566	27.1%	323,016	2,744,582
Full Year 2007	$629,527	$(328,365)	$2,379,991	(15.80%)	$41,575	$2,421,566	15.2%	$323,016	$2,744,582

January 2008	$49,081	$(25,910)	$2,403,162	(13.06%)	$39,785	$2,442,947	11.1%	$324,100	$2,767,047
February 2008	69,376	(27,023)	2,445,515	(13.49%)	37,275	2,482,790	21.4%	328,328	2,811,118
March 2008	50,135	(41,787)	2,453,863	(20.50%)	40,807	2,494,670	5.9%	333,226	2,827,896
April 2008	58,637	(38,470)	2,474,030	(18.81%)	35,193	2,509,223	7.2%	334,921	2,844,144
YTD 2008	$227,229	$(133,190)	$2,474,030	(16.79%)	$35,193	$2,509,223	11.3%	$334,921	$2,844,144

Numbers may not sum due to rounding.	See Endnotes and Glossary on Page 3	Page 1 of 3

TABLE 5. MORTGAGE PORTFOLIO COMPOSITION ($ in Millions) 1

	Fannie Mae MBS in Portfolio					Mortgage	Non-Fannie Mae Mortgage Securities		Mortgage Portfolio
	Purchases	Sales	Liquidations	Securitizations [7]	End Balance	Loans	Agency	Non-Agency	End Balance

April 2007	$588	$(2,111)	$(3,591)	$2,519	$275,253	$286,262	$30,896	$118,176	$710,586
May 2007	3,627	(3,640)	(3,557)	2,677	274,360	291,299	31,084	121,514	718,257
June 2007	3,155	(2,236)	(3,645)	2,872	274,507	292,997	32,151	122,820	722,475
July 2007	7,796	(4,521)	(3,499)	3,185	277,468	295,314	33,136	123,922	729,840
August 2007	2,805	(7,646)	(3,274)	5,284	274,638	298,151	33,088	123,009	728,886
September 2007	202	(7,834)	(3,221)	3,612	267,397	301,289	32,614	122,513	723,813
October 2007	2,052	(3,822)	(2,667)	1,999	264,959	312,572 [6]	32,808	121,952	732,291
November 2007	1,108	(16,213)	(2,922)	11,747	258,679	317,579	33,032	112,742	722,032
December 2007	785	(3,550)	(2,610)	2,643	255,947	323,016	32,983	112,030	723,976
Full Year 2007	$24,909	$(68,402)	$(40,283)	$40,967	$255,947	$323,016	$32,983	$112,030	$723,976

January 2008	$699	$(3,908)	$(2,643)	$3,309	$253,404	$324,100	$32,805	$110,676	$720,985
February 2008	59	(3,160)	(2,509)	2,538	250,332	328,328	32,651	110,268	721,579
March 2008	1,683	(5,646)	(3,351)	4,602	247,620	333,226	32,711	109,211	722,768
April 2008	6,012	(3,316)	(3,338)	4,695	251,673	334,921	34,029	107,791	728,414
YTD 2008	$8,454	$(16,030)	$(11,841)	$15,143	$251,673	$334,921	$34,029	$107,791	$728,414

TABLE 6. LIQUID INVESTMENTS ($ in Millions) 1

Liquid Investments
End Balance

April 2007	$57,355
May 2007	55,650
June 2007	55,244
July 2007	59,231
August 2007	59,813
September 2007	41,918
October 2007	41,462 [8]
November 2007	35,478
December 2007	89,164
Full Year 2007	$89,164

January 2008	$95,249
February 2008	71,324
March 2008	53,979
April 2008	58,742
YTD 2008	$58,742

TABLE 7. DEBT ACTIVITY ($ in Millions) 9

	Original Maturity	Original Maturity > 1 Year
	≤ 1 Year		Maturities and		Foreign Exchange			Total Debt
	End Balance	Issuances	Redemptions	Repurchases	Adjustments [10]	End Balance		Outstanding

April 2007	$159,782	$17,049	$(16,720)	$(82)	$—	$611,531		$771,313
May 2007	162,161	20,988	(12,458)	(691)	—	619,370		781,531
June 2007	167,586	16,043	(11,020)	(2,540)	—	621,853		789,439
July 2007	169,128	15,422	(12,296)	(2,209)	—	622,770		791,898
August 2007	188,336	12,306	(16,226)	(1,541)	—	617,309		805,645
September 2007	156,527	9,723	(13,047)	(277)	—	613,708		770,235
October 2007	155,049 [10]	14,420	(20,992)	(863)	2,592	608,865	[10]	763,914
November 2007	151,599	16,245	(24,136)	(1,240)	18	599,752		751,351
December 2007	236,267	12,606	(38,625)	(4,564)	(35)	569,134		805,401
Full Year 2007	$236,267	$193,913	$(217,897)	$(15,217)	$2,575	$569,134		$805,401

January 2008	$257,986	$29,086	$(50,961)	$(1,094)	$58	$546,223		$804,209
February 2008	239,469	30,046	(36,254)	—	31	540,046		779,515
March 2008	217,267	29,231	(17,829)	—	48	551,496		768,763
April 2008	221,480	27,812	(18,055)	(1,093)	6	560,166		781,646
YTD 2008	$221,480	$116,175	$(123,099)	$(2,187)	$143	$560,166		$781,646

TABLE 8. INTEREST RATE RISK DISCLOSURES ($ in Billions)

	Market Value Sensitivity [11]		Effective
	Rate Level	Rate Slope	Duration Gap
	Shock (50 bp)	Shock (25 bp)	(in months) [12]

April 2007	$—	$—	0
May 2007	—	—	0
June 2007	(0.2)	(0.1)	1
July 2007	(0.3)	(0.1)	1
August 2007	(0.5)	(0.0)	1
September 2007	(0.5)	(0.1)	0
October 2007	(0.6)	(0.2)	1
November 2007	(0.7)	(0.2)	1
December 2007	(0.9)	(0.2)	2

January 2008	$(0.9)	$(0.2)	1
February 2008	(1.1)	(0.2)	2
March 2008	(1.1)	(0.1)	3
April 2008	(1.0)	(0.1)	2
YTD 2008	$(1.0)	$(0.2)

TABLE 9. SERIOUS DELINQUENCY RATES

	Conventional Single-Family [13]			Multifamily
	Non-Credit	Credit
	Enhanced [14]	Enhanced [15]	Total [16]	Total [17]

March 2007	0.35%	1.74%	0.62%	0.09%
April 2007	0.35%	1.74%	0.62%	0.10%
May 2007	0.34%	1.75%	0.62%	0.11%
June 2007	0.35%	1.81%	0.64%	0.09%
July 2007	0.37%	1.91%	0.68%	0.10%
August 2007	0.39%	2.00%	0.71%	0.06%
September 2007	0.43%	2.18%	0.78%	0.08%
October 2007	0.45%	2.31%	0.83%	0.07%
November 2007	0.49%	2.51%	0.90%	0.08%
December 2007	0.53%	2.75%	0.98%	0.08%

January 2008	0.57%	2.95%	1.06%	0.10%
February 2008	0.60%	3.04%	1.10%	0.10%
March 2008	0.62%	3.15%	1.15%	0.09%

Numbers may not sum due to rounding.	See Endnotes and Glossary on Page 3	Page 2 of 3

ENDNOTES
1.	The end balances and business activity in this report represent unpaid principal balances (“UPB”), which do not reflect market valuation adjustments, allowance for loan losses, impairments, unamortized premiums and discounts and the impact of consolidation of variable interest entities. Amounts and rates shown for the periods after September 2007 reflect definitional changes and may, therefore, not be comparable to amounts and rates shown for prior periods. Please see notes 3, 5, 6, 8, and 10 and the Glossary below for more information about these changes.

2.	Includes capitalized interest.

3.	For October 2007, liquidations have been increased by $890 million, primarily to exclude from the end balance amounts that Fannie Mae now classifies as advances to lenders. The effect of this adjustment has been excluded in calculating growth and liquidation rates for October 2007.

4.	Includes Fannie Mae mortgage-backed securities (“Fannie Mae MBS”) issued from Fannie Mae’s mortgage portfolio. See Table 5 for monthly activity and balances for Fannie Mae MBS held in portfolio.

5.	For October 2007, “Total Fannie Mae MBS Liquidations” have been reduced by $3.2 billion, primarily to reflect Fannie Mae’ s reclassification of Ginnie Mae wraps from “Other Fannie Mae Guarantees” to “Fannie Mae MBS.” The effect of this adjustment has been excluded in calculating growth and liquidation rates for October 2007.

6.	For October 2007, “Mortgage Loans” has been reduced by $967 million primarily to exclude from the end balance advances to lenders, which were previously classified as loans.

7.	Represents new Fannie Mae MBS created from mortgage loans or non-Fannie Mae mortgage securities previously held in the mortgage portfolio. These amounts, included in the issuance balance in table 4, have been transferred from mortgage loans or non-Fannie Mae mortgage securities to Fannie Mae securities, and may be included in sales.

8.	Beginning with October 2007, “Liquid Investments” includes federal funds sold. Without this change, the end balance in October 2007 would have been $32.4 billion.

9.	Reported amounts represent the UPB at each reporting period or, in the case of the long-term zero coupon bonds, at maturity. UPB does not reflect the effect of debt basis adjustments, including discounts, premiums, and issuance costs.

10.	Beginning with October 2007, this report reflects current foreign exchange adjustments at the respective rates for the period. In addition, amounts after September 2007 reflect the reclassification of $2.2 billion from “Original Maturity < 1 Year” to “Original Maturity > 1 Year.” The $2.2 billion reclassification is reflected in “Foreign Exchange Adjustments” for October 2007. Also, beginning with October 2007, federal funds purchased are not included in “Original Maturity < 1 Year.” Federal funds purchased totaled $1.5 billion in October 2007.

11.	These measurements show the estimated loss in the pre-tax fair value of Fannie Mae’s assets and liabilities, including debt and derivatives, that would result from an immediate adverse change in the level of LIBOR rates and in the slope of the LIBOR yield curve. Fannie Mae shows this information in dollar amounts. Previously, these measurements were expressed as a percentage of the latest available after-tax fair value of Fannie Mae’s net assets, adjusted for capital transactions. Fannie Mae believes presenting this information in dollar amounts provides more useful information, because it makes it easier to see the amounts at risk. Changes in the after-tax fair value of our net assets resulting from Fannie Mae’s business activities and changes in market conditions caused fluctuations in these percentages that Fannie Mae believes were disproportionate to the changes in the amount at risk. For April 2008, under Fannie Mae’s prior presentation, the estimated average daily loss from an immediate adverse shift in rate level would have been 8% and from an immediate adverse shift in slope would have been 1%. The estimated loss from a rate level change, when expressed as a percentage, differs substantially from prior months because percentages for recent months are based on the after-tax fair value of Fannie Mae’s net assets as of September 30, 2007 or December 31, 2007, while the April 2008 percentage is based on the after-tax fair value of Fannie Mae’s assets as of March 31, 2008. For the period from June 2007 to December 2007, the estimated average daily loss from an immediate adverse rate level change was $0.5 billion and from an immediate adverse rate slope change was $0.1 billion.

12.	Beginning with June 2007, the effective duration gap is weighted based on the proportional fair value weightings of Fannie Mae’s assets and liabilities. In prior months, the duration gap was not calculated on a weighted basis.

13.	Includes conventional single-family loans three months or more past due or in foreclosure process as a percent of the total number of conventional single-family loans. These rates are based on conventional single-family mortgage loans and exclude reverse mortgages and non-Fannie Mae mortgage securities held in our portfolio.

14.	Loans without primary mortgage insurance and/or other credit enhancements.

15.	Loans with primary mortgage insurance and/or other credit enhancements.

16.	Total conventional single-family serious delinquency rate includes non-credit enhanced and credit enhanced loans.

17.	Includes multifamily loans and securities 60 days or more past due and is calculated based on the UPB of delinquent multifamily loans owned by Fannie Mae or underlying Fannie Mae guaranteed securities, divided by the UPB of multifamily loans owned by Fannie Mae or underlying Fannie Mae guaranteed securities.

GLOSSARY & OTHER INFORMATION
General
Risk Disclosures. In addition to the interest rate risk disclosures provided in Table 8, Fannie Mae’s most recent available information relating to subordinated debt, liquidity management, corporate risk ratings and credit risks is included in its most recent Form 10-K or Form 10-Q filed with the Securities and Exchange Commission.
Compounded Growth Rate. Monthly growth rates are compounded to provide an annualized rate of growth.
Table 1
Total Book of Business. Sum of the Gross Mortgage Portfolio balance and Total Fannie Mae MBS and Other Guarantees balance, less Fannie Mae MBS held in the mortgage portfolio.
New Business Acquisitions. Sum of MBS issuances and Mortgage Portfolio purchases less Fannie Mae MBS purchases and securitizations of mortgage loans previously held in portfolio.
Table 2
Portfolio Commitments. Represents mandatory commitments entered into during the month. Fannie Mae enters into forward commitments to purchase mortgage securities and mortgage loans, or to sell mortgage securities, for the mortgage portfolio. Purchase commitments typically require mandatory delivery and are subject to the payment of pair-off fees for non-delivery.
Commitments to Purchase, Net. Represents mandatory commitments to purchase mortgage loans and mortgage securities, net of mortgage loans for which a cash pair-off has been paid. Pair-offs occur when loans are not delivered against mandatory commitments.
Commitments to Sell. Represents mandatory commitments to sell mortgage securities.
Net Retained Commitments. Represents mandatory commitments to purchase, less commitments to sell, net of mortgage loans for which a cash pair-off has been paid.
Table 3
Gross Mortgage Portfolio. End balance represents the unpaid principal balance (“UPB”) of the mortgage portfolio that Fannie Mae holds for investment and liquidity purposes.
Purchases. Acquisition of mortgage loans and mortgage securities for the mortgage portfolio.
Sales. Sales of mortgage securities from the mortgage portfolio.
Liquidations. Represents the total amount of repayments, curtailments, payoffs, and foreclosures on mortgage loans and mortgages underlying securities held in the mortgage portfolio.
Annualized Liquidation Rate. The liquidation rate is calculated as liquidations divided by the prior period ending balance of the mortgage portfolio, annualized.
Table 4
Fannie Mae Guaranteed Securities and Mortgage Loans. Consists of securities and mortgage loans for which Fannie Mae manages credit risk. This table excludes non-Fannie Mae securities held in the mortgage portfolio, which are shown in Table 5.
Total Fannie Mae MBS. Includes Fannie Mae MBS, private label wraps, whole loan REMICs, and for periods after September 2007, Ginnie Mae wraps. Also includes Multifamily discount MBS (DMBS) that Fannie Mae guarantees, regardless of whether those MBS are held in the mortgage portfolio or held by investors other than Fannie Mae. If an MBS has been resecuritized into another MBS, the principal amount is only included once in this total.
Issuances. Represents the total amount of Fannie Mae MBS created during the month, including lender-originated issues and Fannie Mae MBS created from mortgage loans previously held in Fannie Mae’s portfolio. Fannie Mae MBS may be held in portfolio after their creation.
Liquidations. Represents the total amount of repayments, curtailments, payoffs, and foreclosures on mortgages underlying Fannie Mae MBS, including Fannie Mae MBS held in the mortgage portfolio.
Other Fannie Mae Guarantees. Outstanding balance of Fannie Mae guarantees, other than Fannie Mae MBS. This primarily consists of credit enhancements we provide on multifamily mortgage assets. Through September 2007, this also included Ginnie Mae wraps.
Annualized Liquidation Rate. The liquidation rate is calculated as liquidations divided by the prior period ending balance of total Fannie Mae MBS, annualized.
Table 5
Mortgage Portfolio Composition. Shows the primary components of Fannie Mae’s mortgage portfolio and activity relating to Fannie Mae MBS held in the mortgage portfolio.
Non-Fannie Mae Agency Securities. Represents mortgage-related securities issued by Freddie Mac and Ginnie Mae.
Non-Fannie Mae Non-Agency Securities. These are commonly referred to as “private-label securities.”
Table 6
Liquid Investments. Liquid investments serve as a source of liquidity for Fannie Mae and as an investment vehicle for surplus capital. This balance includes high-quality securities that are short-term or readily marketable, such as commercial paper, asset-backed securities, federal funds sold, and corporate floating rate notes. The balance shown includes cash equivalents but does not include cash balances or cash equivalents pledged as collateral that may be sold or repledged by the counterparty.
Table 7
Debt Activity. For more information about Fannie Mae’s debt activity, please visit www.fanniemae.com/markets/debt/debt_activity.
Table 8
Market Value Sensitivity to Rate Level Shock (50bp). This measurement shows the estimated loss in pre-tax market value of Fannie Mae’s assets and liabilities from an immediate adverse 50 basis point shift in the level of LIBOR rates. The amounts shown are estimates, not precise measurements. The measurement excludes any sensitivity of the guaranty business. Fannie Mae tracks the daily average of this measurement for the reported month.
Market Value Sensitivity to Rate Slope Shock (25bp). This measurement shows the estimated loss in pre-tax market value of Fannie Mae’s assets and liabilities from an immediate adverse 25 basis point change in the slope of the LIBOR yield curve. To calculate the “adverse” change in the slope of the LIBOR yield curve, the company calculates the effect of a 25 basis point change in slope that results in a steeper LIBOR yield curve and the effect of a 25 basis point change in slope that results in a flatter LIBOR yield curve, and reports the more adverse of the two results. The amounts shown are estimates, not precise measurements. The measurement excludes any sensitivity of the guaranty business. Fannie Mae tracks the daily average of this measurement for the reported month.
Effective Duration Gap. The effective duration gap estimates the net sensitivity of the fair value of Fannie Mae’s assets and liabilities to movements in interest rates. This statistic is expressed as a number of months, based on the daily average for the reported month. Beginning with June, the methodology has been updated such that a duration gap of zero implies that the change in the fair value of assets from an interest rate move will be offset by an equal move in the fair value of liabilities, including debt and derivatives, resulting in no change in the fair value of the net assets. The calculation excludes any sensitivity of the guaranty business.
Table 9
Serious Delinquency Rates. A measure of credit performance and indicator of future defaults for the single-family and multifamily mortgage credit books. We classify single-family loans as seriously delinquent when a borrower has missed three or more consecutive monthly payments, and the loan has not been brought current or extinguished through foreclosure, payoff, or other resolution. A loan referred to foreclosure but not yet foreclosed is also considered seriously delinquent. We include all of the conventional single-family loans that we own and that back Fannie Mae MBS in our single-family delinquency rate, including those with substantial credit enhancement. We classify multifamily loans as seriously delinquent when payment is 60 days or more past due.

For more information about Fannie Mae, please visit www. fanniemae.com or contact our Investor Relations Department at (202) 752-7115.